Putnam PanAgora Managed Futures Strategy
The fund's consolidated portfolio
11/30/20 (Unaudited)

SHORT-TERM INVESTMENTS (92.5%)(a)
		Principal amount/ shares	Value
State Street Institutional Treasury Plus Money Market Fund, Investor Class 0.01%	Shares	252,819	$252,819
State Street Institutional U.S. Government Money Market Fund, Investor Class 0.01%(PAN)	Shares	504,224	504,224
U.S. Treasury Bills, 0.09%, 12/22/20(SEG)(PAN)		$7,650,000	7,649,671

Total short-term investments (cost $8,406,648)			$8,406,714
TOTAL INVESTMENTS

Total investments (cost $8,406,648)			$8,406,714

	FORWARD CURRENCY CONTRACTS at 11/30/20 (aggregate face value $20,339,840) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of New York
		Czech Koruna	Buy	1/20/21	$1,015,344	$959,524	$55,820
		Euro	Buy	1/20/21	750,416	738,504	11,912
		New Zealand Dollar	Sell	1/20/21	1,636,504	1,547,871	(88,633)
		Swedish Krona	Buy	1/20/21	906,538	882,813	23,725
	Brown Brothers Harriman & Co.
		Canadian Dollar	Sell	1/20/21	669,314	655,000	(14,314)
		Euro	Sell	1/20/21	566,747	564,000	(2,747)
		Japanese Yen	Sell	1/20/21	499,539	503,000	3,461
		New Zealand Dollar	Sell	1/20/21	447,310	442,000	(5,310)
		South African Rand	Buy	1/20/21	517,998	492,000	25,998
		Swedish Krona	Buy	1/20/21	453,024	452,000	1,024
		Swiss Franc	Sell	1/20/21	318,149	315,000	(3,149)
	State Street Bank and Trust Co.
		Australian Dollar	Sell	1/20/21	408,490	398,234	(10,256)
		British Pound	Sell	1/20/21	697,177	680,949	(16,228)
		Canadian Dollar	Buy	1/20/21	1,176,393	1,162,457	13,936
		Czech Koruna	Sell	1/20/21	672,407	636,000	(36,407)
		Euro	Buy	1/20/21	369,888	361,000	8,888
		Hungarian Forint	Buy	1/20/21	94,839	100,187	(5,348)
		Japanese Yen	Buy	1/20/21	2,890,442	2,862,088	28,354
		Mexican Peso	Sell	1/20/21	801,018	751,370	(49,648)
		New Zealand Dollar	Buy	1/20/21	1,808,987	1,742,000	66,987
		Norwegian Krone	Sell	1/20/21	409,631	401,425	(8,206)
		Polish Zloty	Buy	1/20/21	192,037	188,207	3,830
		South African Rand	Sell	1/20/21	961,875	897,108	(64,767)
		Swedish Krona	Sell	1/20/21	365,962	352,000	(13,962)
		Swiss Franc	Buy	1/20/21	1,615,200	1,603,277	11,923
		Turkish Lira	Buy	1/20/21	596,572	651,826	(55,254)

	Unrealized appreciation						255,858

	Unrealized (depreciation)						(374,229)

	Total						$(118,371)
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 11/30/20 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Amsterdam Exchange Index (Short)	1	$144,578	$144,500	Dec-20	$(2,224)
Australian Government Treasury Bond 10 yr (Long)	36	3,930,257	3,930,256	Dec-20	23,759
Brent Crude (Short)##	2	95,760	95,760	Feb-21	-6,445
Canadian Government Bond 10 yr (Short)	32	3,667,421	3,667,421	Mar-21	6,335
Chicago SRW Wheat (Short)##	3	87,750	87,750	Mar-21	3,701
Cocoa (Long)##	5	136,950	136,950	Mar-21	15,958
Coffee 'C' (Short)##	3	138,713	138,713	Mar-21	(11,712)
Copper (Long)##	5	429,750	429,750	Mar-21	25,608
Corn No. 2 Yellow (Short)##	6	127,800	127,800	Mar-21	277
Cotton No. 2 (Long)##	1	36,075	36,075	Mar-21	1,086
Crude Soybean Oil (Long)##	6	134,964	134,964	Jan-21	2,684
Euro-Bobl 5 yr (Short)	15	2,422,678	2,422,679	Dec-20	(3,319)
Euro-Bund 10 yr (Short)	5	1,045,235	1,045,235	Dec-20	(6,812)
Euro-Buxl 30 yr (Long)	5	1,351,022	1,351,023	Dec-20	31,417
Euro-CAC 40 Index (Short)	3	197,484	197,142	Dec-20	(2,582)
Euro-Schatz 2 yr (Long)	16	2,143,790	2,143,791	Dec-20	681
FTSE 100 Index (Long)	9	751,839	754,996	Dec-20	41,858
FTSE/MIB Index (Long)	3	394,732	394,625	Dec-20	43,357
Gasoline RBOB (Long)##	3	156,442	156,442	Jan-21	6,689
Hang Seng Index (Long)	3	509,766	511,518	Dec-20	(1,463)
IBEX 35 Index (Long)	3	289,036	288,535	Dec-20	8,325
LME Primary Aluminum (Long)##	6	306,338	306,338	Dec-20	26,509
LME Primary Aluminum (Short)##	2	102,200	102,200	Jan-21	(6,484)
LME Primary Aluminum (Short)##	6	306,338	306,338	Dec-20	(39,816)
LME Zinc (Long)##	9	626,389	626,389	Jan-21	38,085
LME Zinc (Long)##	1	69,443	69,443	Dec-20	9,063
LME Zinc (Short)##	4	278,395	278,395	Jan-21	(5,614)
LME Zinc (Short)##	1	69,443	69,443	Dec-20	(6,335)
Low Sulphur Gas Oil (Long)##	3	117,000	117,000	Jan-21	4,642
Natural Gas (Short)##	4	115,280	115,280	Jan-21	22,067
OMXS 30 Index (Short)	22	491,855	490,626	Dec-20	1,515
S&P 500 Index E-Mini (Short)	3	543,245	543,480	Dec-20	(40,305)
S&P/TSX 60 Index (Long)	7	1,103,358	1,101,717	Dec-20	48,269
SGX MSCI Singapore Index (Long)	39	932,367	933,598	Dec-20	(15,669)
Soybean (Long)##	8	467,400	467,400	Jan-21	10,032
Soybean Meal (Long)##	15	585,750	585,750	Jan-21	(10,707)
SPI 200 Index (Short)	7	837,269	838,707	Dec-20	(88,009)
Sugar No. 11 (Short)##	3	48,754	48,754	Mar-21	(3,607)
Tokyo Price Index (Short)	2	336,192	336,303	Dec-20	(23,296)
U.K. Gilt 10 yr (Long)	11	1,967,849	1,967,850	Mar-21	2,547
U.S. Treasury Bond 30 yr (Long)	5	874,531	874,531	Mar-21	(676)
U.S. Treasury Note 10 yr (Long)	28	3,868,813	3,868,813	Mar-21	6,282
U.S. Treasury Note 2 yr (Long)	1	220,852	220,852	Mar-21	84
U.S. Treasury Note 5 yr (Short)	109	13,737,406	13,737,406	Mar-21	(16,914)
WTI Crude (Long)##	2	90,680	90,680	Jan-21	14,173

Unrealized appreciation					395,003

Unrealized (depreciation)					(291,989)

Total					$103,014
## Held by Putnam PanAgora Managed Futures Ltd., a wholly-owned and controlled subsidiary.

Notes to the fund's consolidated portfolio
Unless noted otherwise, the notes to the fund's consolidated portfolio are for the close of the fund's reporting period, which ran from September 1, 2020 through November 30, 2020 (the reporting period). Within the following notes to the consolidated portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $9,085,602.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,649,934.
(PAN)	A portion of these holdings are held by Putnam PanAgora Managed Futures Ltd., a wholly-owned and controlled subsidiary, valued at $1,054,200.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund uses futures contracts to gain exposure to equity securities, fixed-income securities and commodities.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
At the close of the reporting period, the fund has deposited cash valued at $717,126 in a segregated account to cover margin requirements on open futures contracts.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to provide exposure to developed and emerging market currencies.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s consolidated portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s consolidated portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $126,158 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Short-term investments	$757,043	$7,649,671	$—

Totals by level	$757,043	$7,649,671	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(118,371)	$—
Futures contracts	103,014	—	—

Totals by level	$103,014	$(118,371)	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	600
Forward currency contracts (contract amount)	$28,100,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com